File Number:  33-76894
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                 August 26, 2005

          Supplement to the April 1, 2005 Class A, B, C, R and Y Shares
                 Prospectuses for Pioneer Emerging Markets Fund

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in emerging markets securities. The portfolio manager and team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.


                                                                  18055-00-0905
                                       (C) 2005 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC